AIG Retirement Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2009

AIG Retirement Company II (“ARC II”) is a mutual fund made up of 15 separate Funds, one of which is described in this Prospectus. The investment objective of the Money Market II Fund (the “Fund”) is income through investments in short-term money market securities. The Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Welcome

This Prospectus provides you with information you need to know before investing in the Fund. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Fund.

Individuals cannot invest in the Fund directly. Instead, they participate through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to AIG Retirement, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Fund

The investment objective and strategies for the Fund are non-fundamental and may be changed by ARC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Money Market II Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid and restricted securities (limited to 10% of the Fund’s net assets at all times).

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Fund’s benchmark the Treasury Bill 3 Month Index (“T-Bill 3 Month Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

AIG SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

For the year-to-date through September 30, 2008, the Fund’s return was 1.84%.

Best quarter: 1.56%, quarter ended December 31, 2000

Worst quarter: 0.13%, quarter ended September 30, 2003

Money Market II Fund

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(9/21/1998)

Money Market II	4.63%	2.66%	3.30%
T-Bill 3 Month Index	4.40%	2.90%	3.38%	*

*	Index inception is from the month end following the inception date.

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Money
Market II

Management Fees	0.25%
Other Expenses	0.42%
Total Fund Expenses	0.67%
Expense Reimbursement	0.12%
Net Expenses(1)	0.55%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2009, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Money Market II	$56	$202	$361	$823
The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

Investment Glossary

The Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Diversification
The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. The Fund is diversified under the 1940 Act.

Fixed-Income Securities
Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities.”

Foreign Securities
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-

adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by ARC II’s Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining the Fund’s compliance with the limitation on illiquid securities.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). For more information about U.S. Government securities see “Fixed-Income Securities.”

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when a Fund sell and buy investments as part of its investment strategy.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

About ARC II’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for the Fund. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with ARC II. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who makes investment decisions for the Fund.

The investment advisory agreement between VALIC and ARC II provides for ARC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by ARC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the ARC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding ARC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and the sub-adviser is located in ARC II’s annual report for the period ended August 31, 2008.

Investment Sub-Adviser
VALIC works with an investment sub-adviser for the Fund. A sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-adviser out of the fees that it receives from the Fund.

According to the investment sub-advisory agreement VALIC has with the sub-adviser, VALIC will receive investment advice from the sub-adviser for the Fund. Under the agreement, VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits a sub-adviser, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. ARC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the sub-adviser, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreement is available in ARC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

ARC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace the sub-adviser for the Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, ARC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-adviser and oversees the sub-adviser’s compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-adviser is:

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2008, AIG SAAMCo managed, advised and/or administered more than $43 billion of assets.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

How VALIC is Paid for Its Services
The Fund pays VALIC a fee based on its average daily net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

The Fund paid VALIC 0.25% of its average daily net assets for the fiscal year ended August 31, 2008.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pay in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

Account Information

ARC II Shares
ARC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, ARC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund that make up ARC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Fund;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund does not currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, ARC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although ARC II normally redeems Fund shares for cash, ARC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the the Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Fund, which is offered only through Contracts or Plans, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

ARC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of ARC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. ARC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that ARC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of the Fund.

There is no guarantee that ARC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not ARC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which ARC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. ARC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. ARC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that ARC II determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by ARC II.

Selective Disclosure of Portfolio Holdings
ARC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The securities held by the are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Fund’s NAV at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board. In addition, in accordance with positions taken by the SEC or its staff, effective November 3, 2008, for shadow pricing purposes the Fund may value certain portfolio securities with remaining maturities of 60 days or less at amortized cost instead of at the market-based value through January 12, 2009, or such later date as may be permitted based on SEC or staff guidance.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, as permitted by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared daily and paid monthly. Dividends from net investment income are automatically reinvested into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Fund incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ARC II, whose report, along with the Fund’s financial statements, is included in ARC II’s annual report to shareholders which is available upon request.

PricewaterhouseCoopers, LLP was appointed by the Audit Committee of ARC II’s Board of Trustees as the new independent registered public accounting firm. Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2008 was audited by Ernst & Young LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Money Market II Fund
	Year Ended August 31,
	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.03	0.05	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.00)	—	—	—	—
Net increase from payments by affiliates	—	—	—	—	—

Total income (loss) from investment operations	0.03	0.05	0.04	0.02	0.01

Distributions from:
Net investment income	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain on securities	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	3.08%	4.88%	4.09%	1.99%	0.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.55%	0.56%	0.56%	0.55%
Ratio of expenses to average net assets(c)	0.67%	0.64%	0.67%	0.75%	0.80%
Ratio of expense reduction to average net assets	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	3.04%	4.78%	4.13%	1.98%	0.59%
Ratio of net investment income (loss) to average net assets(c)	2.93%	4.69%	4.02%	1.78%	0.34%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	329,922	337,050	151,326	75,836	72,901
Net assets at the end of period (000’s)	$329,212	$337,050	$151,326	$75,836	$72,901

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this Prospectus contains additional information about ARC II’s operations.

Further information about the Fund’s investments is available in ARC II’s annual and semi-annual reports to shareholders. ARC II’s annual report discusses market conditions and investment strategies that significantly affected ARC II’s performance results during its last fiscal year.

AIG Retirement can provide you with a free copy of these materials or other information about ARC II. You may reach AIG Retirement by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

ARC II’s prospectus, SAI and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Fund as an investment option.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
AR 10832 VER 01/2009